FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This First Amendment to Credit and Security Agreement, dated as of June 27, 2011 (this “Amendment”), is entered into between COPPERWELD BIMETALLIC S LLC, a Delaware limited liability company (the “Borrower”) and REGIONS BANK, an Alabama banking corporation (the “Lender”), and is executed, agreed to and acknowledged by FUSHI COPPERWELD, INC., a Nevada corporation (the “Guarantor”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement (as defined below).

WHEREAS, the parties have entered into that certain Credit and Security Agreement, dated as of August 31, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lender amend certain provisions of the Credit Agreement and, subject to the satisfaction of the conditions set forth herein, the Lender is willing to do so on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS

1.1 Amendment to Section 2.1(d)

Section 2.1(d) of the Credit Agreement is hereby amended by deleting “Nine Million Dollars ($9,000,000)” and inserting “Eleven Million Dollars ($11,000,000)” in lieu thereof.

1.2 Amendment to Minimum Tangible Net Worth Covenant

Section 1 of Annex I to the Credit Agreement (Minimum Tangible Net Worth) is hereby amended by deleting Section 1 in its entirety and replacing it with the following:

“On June 30, 2010 and at the end of the fiscal year ended December 31, 2010, Borrower’s Tangible Net Worth shall not be less than the sum of (i) $18,500,000, and (ii) 50% of Borrower’s cumulative positive net income from and after the Closing Date. At the end of the fiscal year ended December 31, 2011 and the end of each fiscal year thereafter, Borrower’s Tangible Net Worth shall not be less than the sum of (i) $17,000,000, and (ii) 50% of Borrower’s cumulative positive net income from and after January 1, 2011.”

1.3 Amendment to the Definition of “Facility Cap”

The definition of “Facility Cap” set forth in Appendix A of the Credit Agreement is hereby amended by deleting “Nine Million Dollars ($9,000,000)” and inserting “Eleven Million Dollars ($11,000,000)” in lieu thereof.

1.4 Amendment to the Definition of “Revolving Facility Cap”

The definition of “Revolving Facility Cap” set forth in Appendix A of the Credit Agreement is hereby amended by deleting “$2,500,000” and inserting “$4,500,000” in lieu thereof.

1.5 Amendment to the Definition of “Term”

The definition of “Term” set forth in Appendix A of the Credit Agreement is hereby amended by deleting “three (3)” and inserting “four (4)” in lieu thereof.

1.6 Amendment to Credit Agreement Schedules

The schedules attached to the Credit Agreement are hereby amended as set forth on Exhibit A attached hereto.

II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date that, in the judgment of the Lender, each of the following conditions have been satisfied (the “First Amendment Effective Date”):

2.1 Representations and Warranties

The representations and warranties of the Borrower contained herein and in the Credit Agreement shall be true and correct on and as of the First Amendment Effective Date in all material respects (except to the extent already qualified by materiality, in which case each shall be true and correct in all respects and except to the extent such representations and warranties expressly relate to an earlier date, in which case each shall be true and correct in all respects as of such earlier date).

2.2 No Event of Default

No Default or Event of Default shall be in existence.

2.3 Amendment Fee

The Borrower shall have paid to the Lender a non-refundable amendment fee in the amount of $26,417.

2.4 Enforceability

This Amendment and any other documents required by the Lender in its sole discretion shall have been duly executed and delivered by the Borrower in form and substance satisfactory to the Lender in its sole discretion.

2.5 Payment of Fees and Expenses

The Borrower shall have paid all reasonable costs and expenses incurred by the Lender and/or its Affiliates in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and/or any related agreements, documents or instruments, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses, and attorneys’ fees and expenses.

The execution and delivery of this Amendment by the Borrower shall be deemed to be, and constitute, a representation and warranty by the Borrower that the foregoing conditions precedent have been fully satisfied in all respects as of the date hereof.

III. CREDIT AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED

Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Lender, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Lender whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as amended and modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement and/or other Loan Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” or “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Amendment. Each of the Borrower and the Guarantor hereby (i) ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), and (ii) to the extent the Borrower and/or the Guarantor granted liens on or security interests in any of its respective property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Borrower and the Guarantor hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force (as amended hereby) and effect and is hereby ratified and reaffirmed.

IV. REPRESENTATIONS AND WARRANTIES

Each of the Borrower and the Guarantor hereby represents and warrants to the Lender as follows: (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Amendment and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, articles of organization, bylaws, operating agreement, or other organizational documents, or (ii) any applicable law; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Document executed and/or delivered in connection herewith by or against it, except as have been obtained or made; (d) this Amendment and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (e) this Amendment and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (f) it is not in default under the Loan Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (g) the representations and warranties of each of the Borrower and the Guarantor contained in the Loan Documents are true and correct on and as of the First Amendment Effective Date in all material respects (except to the extent already qualified by materiality, in which case each is true and correct in all respects and except to the extent such representations and warranties expressly relate to an earlier date, in which case each is true and correct in all respects as of such earlier date).

V. MISCELLANEOUS

5.1 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of any Loan Document or any right, power or remedy of the Lender, nor constitute a waiver of any provision of any Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power or privilege available to the Lender whether under the Loan Documents, at law or otherwise.

5.2 This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party hereto agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party hereto. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

5.3 This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Credit Agreement. This Amendment shall be considered part of the Credit Agreement and shall be a Loan Document for all purposes under the Credit Agreement and other Loan Documents. The breach by the Borrower or the Guarantor of any representation or warranty in any material respect, or covenant or agreement in this Amendment shall constitute an automatic and immediate Event of Default hereunder and under the other Loan Documents.

5.4 This Amendment, the Credit Agreement and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

5.5 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.

5.6 The Borrower and the Guarantor may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Borrower or the Guarantor.

Nothing contained in this Amendment shall be construed as a delegation to the Borrower or the Guarantor of any duty of performance, including, without limitation, any duties under any account or contract in which the Lender has a security interest or lien. Subject to the foregoing, this Amendment shall be binding upon the Borrower’s and the Guarantor’s respective successors and assigns.

5.7 The Borrower shall pay all costs and expenses incurred by or on behalf of the Lender or any of its Affiliates, including, without limitation, documentation, search, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-closing UCC and judgment and tax lien searches) and reasonable attorneys’ fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the documents, agreements and instruments contemplated hereby and all related agreements, documents and instruments, and all of the same shall be part of the Obligations.

5.8 Each of the Borrower and the Guarantor hereby (i) agrees that this Amendment shall not limit or diminish the obligations of the Borrower or the Guarantor under the Loan Documents except as expressly provided herein, (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

5.9 All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by the Lender shall affect such representations or warranties or the right of the Lender to rely upon them.

5.10 EACH OF THE BORROWER AND THE GUARANTOR ACKNOWLEDGES AND AGREES THAT (i) IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (ii) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS AND/OR ANY TRANSACTION RELATED TO THE LOAN DOCUMENTS AND/OR THE OBLIGATIONS, THE SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF THE LENDER’S EXECUTION AND DELIVERY OF THIS AMENDMENT.

5.11 FOR AND IN CONSIDERATION OF THE LENDER’S AGREEMENTS CONTAINED IN THIS AMENDMENT AND AS A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO THIS AMENDMENT ON WHICH THE LENDER IS RELYING, EACH OF THE BORROWER AND THE GUARANTOR, TOGETHER WITH EACH OF THEIR RESPECTIVE DIRECT AND INDIRECT PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”), EACH INTENDING TO BE LEGALLY BOUND, HEREBY VOLUNTARILY, INTENTIONALLY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES THE LENDER AND ITS DIRECT AND INDIRECT PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, CROSSCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, MATURED OR UNMATURED, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, VESTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THAT THIS AGREEMENT IS EXECUTED (INDIVIDUALLY AND COLLECTIVELY, “CLAIMS”) THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE, IF ANY, AGAINST ANY OF THE RELEASED PARTIES, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE DIRECTLY OR INDIRECTLY FROM OR IN CONNECTION WITH THE OBLIGATIONS, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, AND EACH OF THE BORROWER AND THE GUARANTOR, FOR THEMSELVES AND THE OTHER RELEASORS, WAIVES ALL DEFENSES WITH RESPECT TO THE ENFORCEMENT BY ANY RELEASED PARTY OF THE PROVISIONS OF THE RELEASE SET FORTH HEREIN. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. EACH OF THE BORROWER AND THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THE INCLUSION OF THIS PARAGRAPH IN THIS AMENDMENT AND EXECUTION OF THIS AMENDMENT BY THE LENDER DOES NOT CONSTITUTE AN ACKNOWLEDGMENT OR ADMISSION BY THE LENDER OF LIABILITY FOR ANY MATTER, OR A PRECEDENT UPON WHICH ANY LIABILITY MAY BE ASSERTED. IF A RELEASOR ASSERTS OR COMMENCES ANY CLAIM, COUNTERCLAIM, DEMAND, OBLIGATION, LIABILITY OR CAUSE OF ACTION IN DEROGATION OF THE FOREGOING RELEASE OR CHALLENGES THE ENFORCEABILITY OF THE FOREGOING RELEASE (IN EACH CASE, A “VIOLATION”), THEN THE BORROWER AND THE GUARANTOR JOINTLY AND SEVERALLY AGREE TO PAY IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASEE MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND EXPENSES INCURRED BY SUCH RELEASEE AS A RESULT OF SUCH VIOLATION.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned have caused this Amendment to be executed by its officer thereunto duly authorized, as of the date first above written.

BORROWER: COPPERWELD BIMETALLICS LLC

By:	/s/ Joseph J. Longever
Name:	Joseph J. Longever
Title:	President

GUARANTOR: FUSHI COPPERWELD, INC.

By:	/s/ Joseph J. Longever
Name:	Joseph J. Longever
Title:	Co-Chief Executive Officer

LENDER: REGIONS BANK

By:	/s/ Scott Corley
Name:	Scott Corley
Title:	Senior Vice President